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                                                                    EXHIBIT 99.6


04/99                                                                     Page 1


                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1996-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:             $   2,604,843,793.93
Beginning of the Month Finance Charge Receivables:        $     122,723,791.84
Beginning of the Month Discounted Receivables:            $               0.00
Beginning of the Month Total Receivables:                 $   2,727,567,585.77


Removed Principal Receivables:                            $               0.00
Removed Finance Charge Receivables:                       $               0.00
Removed Total Receivables:                                $               0.00


Additional Principal Receivables:                         $     300,008,585.07
Additional Finance Charge Receivables:                    $       1,190,029.67
Additional Total Receivables:                             $     301,198,614.74


Discounted Receivables Generated this Period:             $               0.00


End of the Month Principal Receivables:                   $   2,820,943,156.54
End of the Month Finance Charge Receivables:              $     125,840,699.72
End of the Month Discounted Receivables:                  $               0.00
End of the Month Total Receivables:                       $   2,946,783,856.26

Special Funding Account Balance                           $               0.00
Aggregate Invested Amount (all Master Trust Series)       $   2,330,000,000.00
End of the Month Transferor Amount                        $     490,943,156.54
End of the Month Transferor Percentage                                  17.40%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                               RECEIVABLES


       30-59 Days Delinquent                              $      67,440,045.93
       60-89 Days Delinquent                              $      45,311,276.08
       90+ Days Delinquent                                $      93,778,222.51
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04/99                                                                  Page 2

       Total 30+ Days Delinquent                          $     206,529,544.52
       Delinquent Percentage                                             7.01%

Defaulted Accounts During the Month                       $      22,526,871.40
Annualized Default Percentage                                           10.38%

Principal Collections                                           355,565,739.19
Principal Payment Rate                                                  13.65%

Total Payment Rate                                                      14.66%


INVESTED AMOUNTS

       Class A Initial Invested Amount                    $     369,000,000.00
       Class B Initial Invested Amount                    $      38,250,000.00
       Class C Initial Invested Amount                    $      42,750,000.00

INITIAL INVESTED AMOUNT                                   $     450,000,000.00

       Class A Invested Amount                            $     369,000,000.00
       Class B Invested Amount                            $      38,250,000.00
       Class C Invested Amount                            $      42,750,000.00

INVESTED AMOUNT                                           $     450,000,000.00

FLOATING ALLOCATION PERCENTAGE                                          17.23%
PRINCIPAL ALLOCATION PERCENTAGE                                         17.23%

MONTHLY SERVICING FEE                                     $         750,000.00

INVESTOR DEFAULT AMOUNT                                   $       3,881,379.94


CLASS A AVAILABLE FUNDS --


CLASS A FLOATING PERCENTAGE                                             82.00%

       Class A Finance Charge Collections                 $       6,695,373.05
       Other Amounts                                      $               0.00

TOTAL CLASS A AVAILABLE FUNDS                             $       6,695,373.05
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04/99                                                                  Page 3


       Class A Monthly Interest                           $       1,665,010.00
       Class A Servicing Fee                              $         615,000.00
       Class A Investor Default Amount                    $       3,182,731.55

TOTAL CLASS A EXCESS SPREAD                               $       1,232,631.50


REQUIRED AMOUNT                                           $               0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                              8.50%

       Class B Finance Charge Collections                 $         694,032.59
       Other Amounts                                      $               0.00

TOTAL CLASS B AVAILABLE FUNDS                             $         694,032.59

       Class B Monthly Interest                           $         180,242.50
       Class B Servicing Fee                              $          63,750.00

TOTAL CLASS B EXCESS SPREAD                               $         450,040.09
CLASS B INVESTOR DEFAULT AMOUNT                                     329,917.29
CLASS B REQUIRED AMOUNT                                             329,917.29


EXCESS SPREAD  --


TOTAL EXCESS SPREAD                                       $       2,387,105.07


       Excess Spread Applied to Class A Required Amount   $               0.00

       Excess Spread Applied to Class A Investor
       Charge Offs                                        $               0.00

       Excess Spread Applied to Class B
       Required Amount                                    $         329,917.29

       Excess Spread Applied to Reductions of             $               0.00
       Class B Invested Amount
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04/99                                                                    Page 4


       Excess Spread Applied to Class C Required Amount   $         593,928.60

       Excess Spread Applied to Reductions of
       Class C Invested Amount                            $               0.00

       Excess Spread Applied to Monthly Cash              $          93,750.00
       Collateral Fee

       Excess Spread Applied to Cash Collateral           $               0.00
       Account

       Excess Spread Applied to Spread Account            $       1,369,509.18

       Excess Spread Applied to Reserve Account           $               0.00

       Excess Spread Applied to other amounts owed        $               0.00
       Cash Collateral Depositor

       Excess Spread Applied to other amounts owed to
       Spread Account Residual Interest Holders           $               0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                               $               0.00


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                         $       4,819,492.83


SERIES 1996-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO            $               0.00
SERIES 1996-A

       Excess Finance Charge Collections Applied to
       Class A Required Amount                            $               0.00

       Excess Finance Charge Collections Applied to
       Class A Investor Charge Offs                       $               0.00

       Excess Finance Charge Collections Applied to
       Class B Required Amount                            $               0.00
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04/99                                                                  Page 5


       Excess Finance Charge Collections Applied to
       Reductions of Class B Invested Amount              $               0.00

       Excess Finance Charge Collections Applied to
       Class C Required Amount                            $               0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class C Invested Amount              $               0.00

       Excess Finance Charge Collections Applied to
       Monthly Cash Collateral Fee                        $               0.00

       Excess Finance Charge Collections Applied to
       other amounts owed Cash Collateral Depositor       $               0.00

       Excess Finance Charge Collections Applied to
       other amounts owed to Spread Account Residual
       Interest Holders                                   $               0.00


YIELD AND BASE RATE --

       Base Rate (Current Month)                                         7.18%
       Base Rate (Prior Month)                                           7.19%
       Base Rate (Two Months Ago)                                        7.19%

THREE MONTH AVERAGE BASE RATE                                            7.19%

       Portfolio Yield (Current Month)                                  11.42%
       Portfolio Yield (Prior Month)                                    14.44%
       Portfolio Yield (Two Months Ago)                                 11.87%

THREE MONTH AVERAGE PORTFOLIO YIELD                                     12.58%

PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                               $      61,195,916.39

REALLOCATED PRINCIPAL COLLECTIONS

                Allocable to Class C Interests            $               0.00

                Allocable to Class B Certificates         $               0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER         $               0.00
SERIES
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04/99                                                                   Page 6


CLASS A SCHEDULED AMORTIZATION --

       Controlled Amortization Amount                     $               0.00
       Deficit Controlled Amortization Amount             $               0.00

CONTROLLED DEPOSIT AMOUNT                                 $               0.00


CLASS B SCHEDULED AMORTIZATION --

       Controlled Accumulation Amount                     $               0.00
       Deficit Controlled Accumulation Amount             $               0.00

CONTROLLED DEPOSIT AMOUNT                                 $               0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL       $      61,195,916.39
SHARING



INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                              $               0.00

CLASS B INVESTOR CHARGE OFFS                              $               0.00

CLASS C INVESTOR CHARGE OFFS                              $               0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                   $               0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                   $               0.00
PREVIOUS CLASS C CHARGE OFFS REIMBURSED                   $               0.00

CASH COLLATERAL ACCOUNT --


       Required Cash Collateral Amount                    $      13,500,000.00
       Available Cash Collateral Amount                          13,500,000.00
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04/99                                                                   Page 7





TOTAL DRAW AMOUNT                                         $               0.00
CASH COLLATERAL ACCOUNT SURPLUS                           $               0.00




                                               First USA Bank, NA
                                               as Servicer


                                               By:  /s/ TRACIE H. KLEIN
                                                  ---------------------------
                                                        Tracie H. Klein
                                                        First Vice President